                  Exhibit 10.1

AMENDMENT NO. 1

TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is entered into as of April 28, 2011, by and among PRESSTEK, INC., a corporation organized under the laws of the State of Delaware (“Borrower”), the financial institutions set forth on the signature pages hereto (each a “Lender” and collectively, “Lenders”) and PNC BANK, NATIONAL ASSOCIATION as agent for Lenders (in such capacity, “Agent”).

BACKGROUND

Borrower, Agent and Lenders are parties to a Revolving Credit and Security Agreement dated as of March 5, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a) Section 6.5 is hereby amended in its entirety to provide as follows:

“6.5.           Fixed Charge Coverage Ratio.  (x) For the fiscal quarter ending January 1, 2011, cause to be maintained for such fiscal quarter a Fixed Charge Coverage Ratio of not less than 1.0 to 1.0, and (y) for each fiscal quarter ending on or after the fiscal quarter ending on or about March 31, 2011, for the four fiscal quarter period then ended, a Fixed Charge Coverage Ratio of not less than 1.0 to 1.0 for each such four fiscal quarter period.”

(b) Section 7.4(ii) is hereby amended by adding the following proviso at the end thereof:

“; provided, however, that all or part of the loans by Borrower to PEL permitted by Section 7.5(d) may be converted to equity of PEL without violating the restriction on investments in Foreign Subsidiaries.”

3. Conditions of Effectiveness.  This Amendment shall become effective upon Agent receiving four (4) originals (or such lesser number of originals as Agent may require) of this Amendment executed by Borrower and Lenders and consented and agreed to by Guarantors.

4. Representations and Warranties.  Borrower hereby represents and warrants as follows:

(a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

5. Effect on the Loan Agreement.

(a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6. Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts; Facsimile and Electronic Transmission.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission (including by “.pdf” or other similar format) shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

PNC BANK, NATIONAL ASSOCIATION, as Agent and Lender

By:/s/ Christopher Gauch_____________________
Name:         Christopher Gauch
Title:           Vice President

PRESSTEK, INC.

By: /s/ Jeffrey A. Cook_____________________
Name:           Jeffrey A. Cook
Title:    Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

CONSENTED AND AGREED TO:

PRESSTEK EUROPE LIMITED

By:  /s/ Jeffrey A. Cook____________
Name: Jeffrey A. Cook
Title:           Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

PRESSTEK OVERSEAS CORP.

By:_/s/ Jeffrey A. Cook___________
Name:           Jeffrey A. Cook
Title:           Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

SDK REALTY CORP.

By:_/s/ Jeffrey A. Cook___________
Name:           Jeffrey A. Cook
Title:           Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

ABD CANADA HOLDINGS, INC.

By:_/s/ Jeffrey A. Cook___________
Name:           Jeffrey A. Cook
Title:           Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

PRESSTEK CANADA CORP.

By:_/s/ Jeffrey A. Cook___________
Name:           Jeffrey A. Cook
Title:           Executive Vice President and Chief Financial Officer
(Principal Financial Officer)